Interim Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss) - EUR (€) € in Thousands	9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Interim Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss)
Revenue	€ 61,765	€ 42,830
Cost of sales	(168,177)	(7,049)
Selling and distribution expenses	(1,232)	(809)
Research and development expenses	(284,728)	(76,337)
General and administrative expenses	(80,787)	(33,147)
Other operating income	66,746	11,695
Other operating expenses	(339)	(357)
Operating loss	(406,752)	(63,174)
Finance income	8,828	5,103
Finance expenses	(10,015)	(14,519)
Loss before income tax	(407,939)	(72,590)
Income tax benefit/ (expense)	(1,841)	1,615
Net loss for the period	(409,780)	(70,975)
Other comprehensive income:
Foreign currency adjustments	(62)	76
Total comprehensive loss for the period	€ (409,842)	€ (70,899)
Net loss per share (basic and diluted)	€ (2.21)	€ (0.61)